SEMI-ANNUAL REPORT
DECEMBER 31, 2000


Mercury HW
International
Value
Fund


OF MERCURY HW FUNDS


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.



Mercury HW International Value Fund of
Mercury HW Funds
725 South Figueroa Street, Suite 4000
Los Angeles, CA
90017-5400


Printed on post-consumer recycled paper


PORTFOLIO INFORMATION


WORLDWIDE INVESTMENTS AS OF DECEMBER 31, 2000

Ten Largest                       Percent of
Equity Holdings                   Net Assets

Aventis SA                          3.3%
Nintendo Company Ltd.               3.1
Koninklijke (Royal) Philips
Electronics NV                      2.5
Novartis AG (Registered Shares)     2.5
Unilever PLC                        2.4
Allied Domecq PLC                   2.3
Manulife Financial Corporation      2.3
British Aerospace PLC               2.2
Total Fina SA `B'                   2.2
Telefonica SA                       2.1


Five Largest                     Percent of
Industries                       Net Assets

Telecommunications                 10.3%
Regional Banks                      7.4
Pharmaceuticals                     5.8
Insurance--Multi-Line               5.4
Electric--Utilities                 5.2



December 31, 2000
Mercury HW International Value Fund



DEAR SHAREHOLDER


Effective October 6, 2000, International Fund, a fund of Hotchkis and Wiley Funds, became Mercury HW International Value Fund, a fund of Mercury HWFunds. Although the Fund's name has changed, its investment objective remains the same: to seek current income and long-term growth of income, accompanied by growth of capital.

We are pleased to present to you this semi-annual report of Mercury HW International Value Fund for the six months ended December 31,
2000.

Investment Review
For the six months ended December 31, 2000, the Fund's Class I and Class A Shares had total returns of -1.31% and -1.46%, respectively, outperforming the unmanaged benchmark Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index, which had a total return of -10.42%. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 8 of this report to shareholders.) We were able to provide a return well in excess of the Index. In particular, the Index was severely punished as global concerns mounted over the sustainability of growth rates in the more growth-oriented sectors. We avoided the biggest losers in the MSCI EAFE universe this year, including such Index heavyweights as Nippon Telegraph and Telephone Corp., Deutsche Telecom AG, LM Ericsson Telephone Co., France Telecom, BP Amoco PLC and Toyota Corp. Simultaneously, we also witnessed the basic industry, automobile and material sectors lose investor appeal, with stock prices declining to levels that were last seen in the height of the Asian crisis in 1998.

The last six months have been most rewarding for the truly defensive stocks, such as utilities, pharmaceuticals and consumer staples. We were rewarded for the strategy of owning stocks with tangible valuations and current yield that could partly compensate us, even in the face of difficult market conditions. It was no surprise when our emphasis on high-quality, undervalued stocks gave rise to unmistakably defensive performance. Winners in the Fund came from industries such as insurance, food and beverage, transportation and utilities. Our lack of exposure to the software and services sector proved beneficial during this period as the valuation dispersion between these highly overrated stocks and the broader market started to shrink. We were also rewarded for our comparative underexposure to Japan (at about half the MSCI EAFE Index weight) during a period in which the MSCIJapan Index (in US dollars) was down 26.6%. The Fund underperformed for the six-month period relative to the MSCI Spain (telecoms) and the MSCI Netherlands (consumer durables).

December 31, 2000
Mercury HW International Value Fund


Looking ahead, we expect some improvement in investor sentiment in 2001. Much of this will stem from expectations of more accommodative monetary policy in the Western world--a factor the US Federal Reserve Board has already set in motion. However, until valuations for tech and the more volatile telecom stocks (such as mobile and telecom infrastructure equipment) decline to levels that better represent their respective earnings prospects, these segments of the markets will likely remain volatile. We believe defensive stocks that have demonstrable earnings resilience should continue to lead the markets. This appears especially true in the present environment where economic growth rates have peaked and interest rates have moved up from their lows of this cycle. Stubbornly high-energy prices are starting to affect core consumer price index figures. In short, we do not foresee a technology-led rally in 2001. Therefore, in a more rational, fundamental valuation-driven environment, we believe our value style of investing will benefit the Fund. In addition, we believe the defensive characteristics of the Fund may provide a degree of protection from any equity market volatility.

In Conclusion
We appreciate your continued support, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,


(Nancy D. Celick)
Nancy D. Celick
President



(Harry Hartford)
Harry Hartford
Portfolio Manager


(Sarah Ketterer)
Sarah Ketterer
Portfolio Manager



(James Doyle)
James Doyle
Portfolio Manager


February 9, 2001


December 31, 2000
Mercury HW International Value Fund


OFFICERS AND TRUSTEES

Robert L. Burch III, Trustee
John A. G. Gavin, Trustee
Joe Grills, Trustee
Nigel Hurst-Brown, Trustee
Madeline A. Kleiner, Trustee
Richard R. West, Trustee
Nancy D. Celick, President
Donald C. Burke, Vice President and
  Treasurer
Anna Marie S. Lopez, Assistant
  Treasurer and Assistant Secretary
Turner Swan, Secretary
Gracie Fermelia, Vice President and
  Assistant Secretary

Custodian
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(888) 763-2260


December 31, 2000
Mercury HW International Value Fund


FUND PERFORMANCE DATA


ABOUT FUND PERFORMANCE
The Fund offers four classes of shares, each with its own sales charge and expense structure, allowing you to invest in the way that best suits your needs.

CLASS I SHARES incur a maximum initial sales charge of 5.25% and bear no ongoing distribution and account maintenance fees. Class I Shares are available only to eligible investors.

CLASS A SHARES incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

CLASS B SHARES are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first two years, decreasing to 3% for each of the next two years and decreasing 1% each year thereafter to 0% after the sixth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These Shares automatically convert to Class A Shares after approximately 8 years.

CLASS C SHARES are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares may be subject to a 1% contingent deferred sales charge if redeemed within one year after purchase.

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to the classes, which are deducted from the income available to be paid to shareholders. The Fund's investment adviser voluntarily paid annual operating expenses in excess of 1.0% of average Class I net assets until 3/1/99, when it stopped capping expenses. Without such expense cap, the Fund's performance would have been lower.


December 31, 2000
Mercury HW International Value Fund


FUND PERFORMANCE DATA (CONTINUED)


RECENT PERFORMANCE RESULTS
                              6-Month        12-Month    Since Inception
As of December 31, 2000     Total Return   Total Return    Total Return

Class I*                      - 1.31%        + 2.16%         +233.73%
Class A*                      - 1.46         + 1.87          + 16.01
Class B*                        --             --            +  5.39
Class C*                        --             --            +  5.12
MSCIEAFEIndex**               -10.42          -13.96     +146.02/+7.96/-2.98


*Investment results shown do not reflect sales charges. Results shown would be lower if sales charges were included. Total investment returns are based on changes in the Fund's net asset values for the periods shown, and assume reinvestment of all dividends and capital gains at net asset value on the ex-dividend date. The Fund's since inception periods are from 10/01/90 for Class I Shares, from 6/02/99 for Class A Shares, and from 10/06/00 for Class B and Class C Shares.
**This unmanaged Index measures the total returns of developed foreign stock markets in Europe, Asia and the Far East (in USdollars). Since inception total returns are from 10/01/90, 6/02/99 and 10/06/00, respectively.



December 31, 2000
Mercury HW International Value Fund


FUND PERFORMANCE DATA (CONCLUDED)


AVERAGE ANNUAL TOTAL RETURN

                                         % Return        % Return
                                      Without Sales     With Sales
Class I Shares*                           Charge         Charge**

One Year Ended
12/31/00                                  + 2.16%        - 3.20%
Five Years Ended
12/31/00                                  +10.82         + 9.63
Ten Years Ended
12/31/00                                  +12.75         +12.14

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                         % Return        % Return
                                      Without Sales     With Sales
Class A Shares*                           Charge         Charge**

One Year Ended
12/31/00                                   +1.87%         -3.48%
Inception (6/2/99)
through 12/31/00                           +9.83          +6.15

*Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


AGGREGATE TOTAL RETURN
                                         % Return        % Return
                                         Without           With
Class C Shares*                            CDSC           CDSC**

Inception (10/6/00)
through 12/31/00                           +5.12%         +4.16%


*Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return        % Return
                                         Without           With
Class B Shares*                            CDSC           CDSC**

Inception (10/6/00)
through 12/31/00                           +5.39%         +1.51%

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after 6 years.
**Assuming payment of applicable contingent deferred sales charge.



December 31, 2000
Mercury HW International Value Fund

SCHEDULE OF INVESTMENTS
MERCURY HW INTERNATIONAL VALUE FUND
                                                                      In US Dollars
                                                                 Shares
Industry                           Investments                    Held            Value
COMMON STOCKS--97.0%

Australia--1.8%

Regional Banks--1.8%        Australia and New Zealand
                            Banking Group Ltd.                  2,889,995      $23,093,852

                            Total Common Stocks in
                            Australia                                           23,093,852

Canada--3.9%

Insurance--Life--2.3%       Manulife Financial Corporation        932,627       29,152,355

Telecommunications--1.6%    BCE Inc.                              717,790       20,692,615

                            Total Common Stocks in Canada                       49,844,970

Finland--1.5%

Paper--1.5%                 UPM-Kymmene Oyj                       563,765       19,346,608

                            Total Common Stocks in Finland                      19,346,608

France--10.2%
Airlines--1.4%              Groupe Air France                     772,230       18,126,169

Consumer--Office            Societe BIC SA                        459,808       18,084,488
Products--1.4%

Oil--                       Total Fina SA 'B'                     189,310       28,154,516
International--2.2%

Pharmaceuticals--3.3%       Aventis SA                            487,859       42,827,751

Regional                    Banque Nationale de Paris
Banks--1.9%                 (BNP)                                 270,035       23,705,603

                            Total Common Stocks in France                      130,898,527




December 31, 2000
Mercury HW International Value Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                    In US Dollars
                                                                 Shares
Industry                           Investments                    Held            Value
COMMONSTOCKS (continued)

Germany--2.8%

Banks--1.3%                 DePfa Deutsche
                            Pfandbriefbank AG                     237,680   $   17,261,252

Electric--Utilities--1.5%   Veba AG                               315,994       19,225,302

                            Total Common Stocks in
                            Germany                                             36,486,554

Hong Kong--6.3%

Electric--Utilities--3.2%   Hongkong Electric Holdings
                            Limited                             6,924,500       25,567,713
                            Shandong International Power
                            Development Company
                            Limited 'H'                       100,602,000       15,864,365
                                                                            --------------
                                                                                41,432,078

Minerals--0.3%              Yanzhou Coal Mining Co.
                            Ltd. 'H'                           14,414,000        3,926,941

Publishing--0.8%            South China Morning Post
                            Holdings Ltd.                      13,331,000        9,827,466

Real Estate--2.0%           Henderson Land Development
                            Company Limited                     5,094,000       25,927,486

                            Total Common Stocks in
                            Hong Kong                                           81,113,971

Ireland--3.4%

Food Manufacturing--0.4%    Greencore Group PLC                 1,824,364        4,796,107

Paper--1.4%                 Jefferson Smurfit Group PLC         9,040,545       17,825,152

Regional Banks--1.6%        Allied Irish Banks PLC              1,786,319       20,713,110

                            Total Common Stocks in Ireland                      43,334,369

Italy--1.6%

Telecommunications--1.6%    Telecom Italia SpA                  1,822,600       20,158,397

                            Total Common Stocks in Italy                        20,158,397



December 31, 2000
Mercury HW International Value Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                    In US Dollars
                                                                 Shares
Industry                           Investments                    Held            Value
COMMONSTOCKS (continued)

Japan--11.1%

Leisure/Toys--4.3%          NAMCO Ltd.                            845,400   $   15,545,884
                            Nintendo Company Ltd.                 249,900       39,366,909
                                                                            --------------
                                                                                54,912,793

Office Equipment            Canon, Inc.                           683,000       23,922,942
& Supplies--1.9%

Retail--Convenience         Circle K Japan Co. Ltd.               227,800        8,018,879
Store--0.6%

Small Loans &               Promise Co., Ltd.                     164,000       11,632,224
Finance--4.3%               Sanyo Shinpan Finance Co., Ltd.       417,000       12,159,457
                            Shohkoh Fund & Co., Ltd.              109,440       11,308,161
                            Takefuji Corporation                  323,200       20,376,883
                                                                            --------------
                                                                                55,476,725

                            Total Common Stocks in Japan                       142,331,339

Netherlands--7.7%

Chemicals/                  Akzo Nobel NV                         317,401       17,046,046
Pharmaceuticals--1.3%

Electronics--2.5%           Koninklijke (Royal) Philips
                            Electronics NV                        863,882       31,649,076

Insurance--                 ING Groep NV                          304,136       24,294,874
Multi-Line--1.9%

Regional Banks--1.0%        ABN AMRO Holding NV                   568,310       12,923,459

Telecommunications--1.0%    KPN NV                              1,076,500       12,391,499

                            Total Common Stocks in the
                            Netherlands                                         98,304,954



December 31, 2000
Mercury HW International Value Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                    In US Dollars
                                                                 Shares
Industry                           Investments                    Held            Value
COMMONSTOCKS (continued)

New Zealand--1.5%

Telecommunications--        Telecom Corporation of
1.5%                        New Zealand Limited                 8,748,721     $ 18,582,283

                            Total Common Stocks in
                            New Zealand                                         18,582,283

Norway--1.2%

Telecommunications--        Telenor A/S                         3,551,300       15,464,072
1.2%

                            Total Common Stocks in Norway                       15,464,072

Portugal--2.2%

Electric--Utilities--0.5%   Electricidade de Portugal,
                            SA (EDP)                            1,808,200        5,975,971

Telecommunications--        Portugal Telecom SA
1.7%                        (Registered Shares)                 2,440,997       22,322,639

                            Total Common Stocks in
                            Portugal                                            28,298,610

Singapore--3.3%

Computer Services/          Creative Technology Limited         1,494,348       16,531,225
Software--1.3%

Money Center                United Overseas Bank Ltd.           3,389,432       25,410,967
Banks--2.0%

                            Total Common Stocks in
                            Singapore                                           41,942,192

Spain--4.0%

Hotels--0.2%                NH Hoteles, SA                        202,100        2,485,747

Oil--                       Repsol-YPF, SA                      1,395,730       22,303,874
Integrated--1.7%

Telecommunications--        ++Telefonica SA                     1,614,429       26,677,858
2.1%

                            Total Common Stocks in Spain                        51,467,479



December 31, 2000
Mercury HW International Value Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                    In US Dollars
                                                                 Shares
Industry                           Investments                    Held            Value
COMMONSTOCKS (continued)

Sweden--1.2%
Household Products--1.2%    Electrolux AB 'B'                   1,142,980   $   14,839,177

                            Total Common Stocks in Sweden                       14,839,177

Switzerland--7.3%
Building Materials--1.3%    Gerberit International AG
                            (Registered)                           58,267       16,396,021

Insurance--                 Zurich Financial Services AG           40,315       24,305,927
Multi-Line--1.9%

Machinery--1.6%             SIG Schweizerische Industrie-
                            Gesellschaft Holding AG
                            (Registered Shares)                     8,888        5,616,360
                            Sulzer AG (Registered Shares)          20,829       15,025,672
                                                                            --------------
                                                                                20,642,032

Pharmaceuticals--2.5%       Novartis AG (Registered Shares)        17,873       31,598,979

                            Total Common Stocks in
                            Switzerland                                         92,942,959

United Kingdom--26.0%

Aerospace &                 British Aerospace PLC               5,033,353       28,721,903
Defense--2.2%

Airports--2.0%              BAA PLC                             2,836,792       26,188,367

Auto Services--0.8%         Lex Service PLC                     1,765,410       10,502,527

Beverages--2.3%             Allied Domecq PLC                   4,468,934       29,506,566

Building Materials--1.7%    Hanson PLC                          3,255,920       22,324,352

Diversified                 Cookson Group PLC                   1,628,279        4,280,889
Companies--2.4%             Smiths Industries PLC               1,356,290       16,370,290
                            Tomkins PLC                         4,678,367       10,273,161
                                                                            --------------
                                                                                30,924,340


December 31, 2000
Mercury HW International Value Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                    In US Dollars
                                                                 Shares
Industry                           Investments                    Held            Value
COMMONSTOCKS (concluded)

United Kingdom (concluded)

Engineering &               Kidde PLC                           3,515,430   $    3,780,972
Construction--0.3%

Foods--2.4%                 Unilever PLC                        3,613,876       30,932,878

Insurance--                 CGNU PLC                            1,243,995       20,106,587
Multi-Line--1.6%

Biotechnology--1.2%         ++Celltech Group PLC                  902,331       15,945,681

Publishing--2.7%            Reed International PLC              1,554,170       16,251,334
                            United News & Media PLC             1,456,493       18,493,529
                                                                            --------------
                                                                                34,744,863

Regional Banks--3.0%        Lloyds TSB Group PLC                2,088,963       22,093,090
                            Royal Bank of Scotland
                            Group PLC                             658,796       15,568,612
                                                                            --------------
                                                                                37,661,702

Security Services--0.7%     Chubb PLC                           3,515,430        8,297,132

Telecommunications--1.2%    British Telecommunications PLC      1,731,463       14,794,548

Tobacco--1.5%               British American Tobacco PLC        2,435,894       18,548,469

                            Total Common Stocks in the
                            United Kingdom                                     332,980,887

                            Total Common Stocks
                            (Cost--$1,077,262,711)                           1,241,431,200

PREFERRED Stocks--1.5%

Germany--1.5%

Medical Products            Fresenius Medical Care AG             397,430       19,030,498
& Supplies--1.5%

                            Total Preferred Stocks
                            (Cost--$16,258,680)                                 19,030,498



December 31, 2000
Mercury HW International Value Fund

SCHEDULE OF INVESTMENTS (CONTINUED)
                                                                    In US Dollars
                                                                 Shares
Industry                           Investments                    Held            Value
SHORT-TERM INVESTMENTS--2.5%

Commercial Paper*--2.5%     Countrywide Home Loans, Inc.,
                            6.62% due 1/02/2001               $32,150,000    $  32,132,264

                            Total Short-Term Investments
                            (Cost--$32,132,264)                                 32,132,264

                            Total Investments
                            (Cost--$1,125,653,655)--101.0%                   1,292,593,962

                            Time Deposits**--0.0%                                  107,516

                            Liabilities in Excess of
                            Other Assets--(1.0%)                              (13,446,429)
                                                                            --------------
                            Net Assets--100%                                $1,279,255,049
                                                                            ==============

++Non-income producing security.
*Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
**Time deposit bears interest at 4.75% and matures on 1/02/2001.

See Notes to Financial Statements.


December 31, 2000
Mercury HW International Value Fund


STATEMENT OF ASSETS AND LIABILITIES
As of December 31, 2000
Assets:
Investments, at value (identified cost--$1,125,653,655)                                    $1,292,593,962
Cash                                                                                                  690
Time deposits                                                                                     107,516
Receivables:
 Securities sold                                                          $    9,167,490
 Capital shares sold                                                           6,768,770
 Dividends                                                                     3,651,860
 Interest                                                                             57       19,588,177
                                                                          --------------   --------------
Total assets                                                                                1,312,290,345
                                                                                           --------------

Liabilities:
Payables:
 Capital shares redeemed                                                      29,656,796
 Securities purchased                                                            763,913
 Investment adviser                                                              717,225
 Distributor                                                                       3,536       31,141,470
                                                                          --------------
Accrued expenses and other liabilities                                                          1,893,826
                                                                                           --------------
Total liabilities                                                                              33,035,296
                                                                                           --------------

Net Assets:
Net assets                                                                                 $1,279,255,049
                                                                                           ==============

Net Assets Consist of:
Paid-in capital                                                                            $1,100,742,364
Accumulated investment loss--net                                                              (3,097,369)
Undistributed realized capital gains on investments and
foreign currency transactions--net                                                             14,672,152
Unrealized appreciation on investments and foreign currency
transactions--net                                                                             166,937,902
                                                                                           --------------
Net assets                                                                                 $1,279,255,049
                                                                                           ==============

Net Asset Value:
Class I--Based on net assets of $1,257,033,539 and
51,146,942 shares outstanding++                                                             $       24.58
                                                                                           ==============
Class A--Based on net assets of $22,009,787 and
897,683 shares outstanding++                                                                $       24.52
                                                                                           ==============
Class B--Based on net assets of $75,942 and
3,059 shares outstanding++                                                                  $       24.83
                                                                                           ==============
Class C--Based on net assets of $135,781 and
5,520 shares outstanding++                                                                  $       24.60
                                                                                           ==============

++Unlimited shares of no par value authorized.

See Notes to Financial Statements.


December 31, 2000
Mercury HW International Value Fund

STATEMENT OF OPERATIONS
For the Six Months Ended December 31, 2000
Investment Income:
Dividends (net of $1,297,811 foreign withholding tax)                                      $   14,684,737
Interest and discount earned                                                                    1,683,926
                                                                                           --------------
Total income                                                                                   16,368,663
                                                                                           --------------

Expenses:
Investment advisory fees                                                  $    4,923,640
Transfer agent fees--Class I                                                     910,292
Custodian fees                                                                   481,165
Accounting services                                                              146,629
Printing and shareholder reports                                                 125,449
Trustees' fees and expenses                                                       40,608
Registration fees                                                                 33,944
Account maintenance fees--Class A                                                 14,780
Trustees' agent fees--Class A                                                     12,993
Professional fees                                                                 11,338
Pricing fees                                                                       6,212
Account maintenance and distribution fees--Class C                                    30
Account maintenance and distribution fees--Class B                                     4
Transfer agent fees--Class C                                                           3
Transfer agent fees--Class B                                                           1
Other                                                                             47,689
                                                                          --------------
Total expenses                                                                                  6,754,777
                                                                                           --------------
Investment income--net                                                                          9,613,886
                                                                                           --------------

Realized & Unrealized Gain (Loss) on
Investments & Foreign Currency
Transactions--Net:
Realized gain (loss) from:
 Investments--net                                                             15,231,311
 Foreign currency transactions--net                                          (1,550,886)       13,680,425
                                                                          --------------
Change in unrealized appreciation/depreciation on:
 Investments--net                                                           (40,158,051)
 Foreign currency transactions--net                                              (2,405)     (40,160,456)
                                                                          --------------   --------------
Net Decrease in Net Assets Resulting from Operations                                      $  (16,866,145)
                                                                                           ==============

See Notes to Financial Statements.


December 31, 2000
Mercury HW International Value Fund


STATEMENTS OF CHANGES
IN NET ASSETS
                                                                            For the Six       For the
                                                                            Months Ended     Year Ended
                                                                            December 31,      June 30,
Increase (Decrease)in Net Assets:                                               2000             2000
Operations:
Investment income--net                                                    $    9,613,886   $   22,236,598
Realized gain on investments and foreign currency
transactions--net                                                             13,680,425      132,891,780
Change in unrealized appreciation/depreciation
on investments and foreign currency transactions--net                       (40,160,456)       55,922,798
                                                                          --------------   --------------
Net increase (decrease) in net assets resulting from
operations                                                                  (16,866,145)      211,051,176
                                                                          --------------   --------------

Dividends & Distributions to Shareholders:
Investment income--net:
 Class I                                                                    (24,062,035)     (37,662,541)
 Class A                                                                       (304,802)         (85,103)
 Class B                                                                             (4)               --
 Class C                                                                           (238)               --
Realized gain on investments--net:
 Class I                                                                    (86,367,308)     (75,054,374)
 Class A                                                                     (1,168,071)        (172,601)
 Class B                                                                            (20)               --
 Class C                                                                           (902)               --
                                                                          --------------   --------------
Net decrease in net assets resulting from dividends and
distributions to shareholders                                              (111,903,380)    (112,974,619)
                                                                          --------------   --------------

Capital Share Transactions:
Increase (decrease) in net assets derived from capital
share transactions                                                             9,189,452     (79,287,409)

Net Assets:
Total increase (decrease)in net assets                                     (119,580,073)       18,789,148
Beginning of period                                                        1,398,835,122    1,380,045,974
                                                                          --------------   --------------
End of period*                                                            $1,279,255,049   $1,398,835,122
                                                                          ==============   ==============

*Undistributed (accumulated) investment income
(loss)--net                                                              $   (3,097,369)   $   11,655,824
                                                                          ==============   ==============

See Notes to Financial Statements.

December 31, 2000
Mercury HW International Value Fund


FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                     Class I++
                                                     For the Six
                                                     Months Ended
Increase (Decrease) in                                 Dec. 31,              For the Year Ended June 30,
Net Asset Value:                                          2000            2000          1999           1998       1997
Per Share Operating Performance:
Net asset value, beginning of
period                                                 $    27.33      $  25.73      $  25.33      $  24.17     $  20.44
                                                       ----------      --------     ---------     ---------    ---------
Investment income--net                                        .21           .43           .59           .59          .59
Realized and unrealized gain (loss)
on investmentsand foreign
currency transactions--net                                  (.65)          3.43           .40          1.23         3.78
                                                       ----------      --------     ---------     ---------    ---------
Total from investment operations                            (.44)          3.86           .99          1.82         4.37
                                                       ----------      --------     ---------     ---------    ---------
Less dividends and distributions:
 Investment income--net                                     (.50)         (.76)         (.25)         (.66)        (.48)
 Realized gain on
 investments--net                                          (1.81)        (1.50)         (.34)            --        (.16)
                                                       ----------      --------     ---------     ---------    ---------
Total dividends and distributions                          (2.31)        (2.26)         (.59)         (.66)        (.64)
                                                       ----------      --------     ---------     ---------    ---------
Net asset value, end of period                         $    24.58      $  27.33      $  25.73      $  25.33     $  24.17
                                                       ==========      ========     =========     =========    =========

Total Investment Return:**
Based on net asset value per
share                                                  (1.31%)+++        15.60%         4.22%         7.77%       21.59%
                                                       ==========      ========     =========     =========    =========

Ratios to Average Net Assets:
Expenses, net of reimbursement                             1.02%*         1.06%          .95%          .89%        1.07%
                                                       ==========      ========     =========     =========    =========
Expenses                                                   1.02%*         1.06%          .95%          .89%        1.00%
                                                       ==========      ========     =========     =========    =========
Investment income--net                                     1.46%*         1.62%         1.98%         2.32%        2.66%
                                                       ==========      ========     =========     =========    =========

Supplemental Data:
Net assets, end of period
(in thousands)                                        $ 1,257,033    $1,393,910    $1,378,900    $1,476,810     $888,530
                                                       ==========      ========     =========     =========    =========
Portfolio turnover                                            19%           50%           41%           20%          18%
                                                       ==========      ========     =========     =========    =========

*Annualized.
**Total investment returns exclude the effects of sales charges. The
Fund's investment adviser voluntarily paid annual operating expenses in excess of 1.0% of the Fund's Class I net assets until 3/01/1999, when it stopped capping. Without such expense cap, the Fund's performance would have been lower.
++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2000
Mercury HW International Value Fund

FINANCIAL HIGHLIGHTS (CONTINUED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                             Class A++++
                                                             For the Six       For the    For the Period
                                                             Months Ended     Year Ended  June 2, 1999++
                                                             December 31,      June 30,    to June 30,
Increase (Decrease) in Net Asset Value:                           2000           2000           2000
Per Share Operating Performance:
Net asset value, beginning of period                          $     27.27     $     25.72    $     25.20
                                                              -----------     -----------    -----------
Investment income--net                                                .20             .39            .05
Realized and unrealized gain (loss) on
investments and foreign currency
transactions--net                                                   (.67)            3.41            .47
                                                              -----------     -----------    -----------
Total from investment operations                                    (.47)            3.80            .52
                                                              -----------     -----------    -----------
Less dividends and distributions:
  Investment income--net                                            (.47)           (.74)             --
  Realized gain on investments--net                                (1.81)          (1.51)             --
Total dividends and distributions                                  (2.28)          (2.25)             --
                                                              -----------     -----------    -----------
Net asset value, end of period                                $     24.52     $     27.27    $     25.72
                                                              ===========     ===========    ===========

Total Investment Return:**
Based on net asset value per share                             (1.46%)+++          15.36%       2.06%+++
                                                              ===========     ===========    ===========

Ratios to Average Net Assets:
Expenses                                                           1.27%*           1.31%         1.30%*
                                                              ===========     ===========    ===========
Investment income--net                                             2.09%*           1.37%          2.77%
                                                              ===========     ===========    ===========

Supplemental Data:
Net assets, end of period (in thousands)                      $    22,010      $      492     $      115
                                                              ===========     ===========    ===========
Portfolio turnover                                                    19%             50%            41%
                                                              ===========     ===========    ===========



*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
++++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.
+++Aggregate total investment return.

See Notes to Financial Statements.

December 31, 2000
Mercury HW International Value Fund

FINANCIAL HIGHLIGHTS (CONCLUDED)
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                    For the Period
                                                                                  October 6, 2000++
                                                                                 to December 31, 2000
Increase (Decrease) in Net Asset Value:                                        Class B          Class C
Per Share Operating Performance:
Net asset value, beginning of period                                         $     10.00      $     10.00
                                                                             -----------      -----------
Investment income--net                                                               .32              .47
Realized and unrealized gain on investments and foreign
currency transactions--net                                                         16.64            16.42
                                                                             -----------      -----------
Total from investment operations                                                   16.96            16.89
                                                                             -----------      -----------
Less dividends and distributions:
 Investment income--net                                                            (.32)            (.48)
 Realized gain on investments--net                                                (1.81)           (1.81)
                                                                             -----------      -----------
Total dividends and distributions                                                 (2.13)           (2.29)
                                                                             -----------      -----------
Net asset value, end of period                                               $     24.83      $     24.60
                                                                             ===========      ===========

Total Investment Return:**
Based on net asset value per share                                              5.39%+++         5.12%+++
                                                                             ===========      ===========

Ratios to Average Net Assets:
Expenses                                                                          2.06%*           1.98%*
                                                                             ===========      ===========
Investment income--net                                                          (1.80%)*            .43%*
                                                                             ===========      ===========

Supplemental Data:
Net assets, end of period (in thousands)                                      $       76       $      136
                                                                             ===========      ===========
Portfolio turnover                                                                   19%              19%
                                                                             ===========      ===========

*Annualized.
**Total investment returns exclude the effects of sales charges.
++Commencement of operations.
+++Aggregate total investment return.

See Notes to Financial Statements.


December 31, 2000
Mercury HW International Value Fund


NOTES TO FINANCIAL STATEMENTS


1  Significant Accounting Policies:
Mercury HW International Value Fund (the "Fund") (formerly International Fund) is a fund of Mercury HW Funds (the "Trust") (formerly Hotchkis and Wiley Funds). The Trust is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company, which is organized as a Massachusetts business trust. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares. Class I and Class A Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B Shares have certain voting rights with respect to Class A distribution expenditures). The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.


December 31, 2000
Mercury HW International Value Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, withholding taxes may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

2 Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement for the Fund with Fund Asset Management L.P., doing business as Mercury Advisors ("Mercury Advisors"). The general partner of Mercury Advisors is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. Mercury Advisors is responsible for the management of the Fund's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .75% of the average daily value of the Fund's net assets.


December 31, 2000
Mercury HW International Value Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)

Mercury Advisors has entered into subadvisory agreements with Merrill Lynch Investment Managers International Limited and Merrill Lynch Asset Management U.K. Limited, affiliated investment advisers that are indirect subsidiaries of ML &Co. The subadvisory arrangements are for investment research, recommendations, and other investment-related services to be provided to the Fund. There is no increase in aggregate fees paid by the Fund for these services.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an indirect, wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:
                                      Account        Distribution
                                  Maintenance Fee        Fee

Class A                                 .25%             --
Class B                                 .25%            .75%
Class C                                 .25%            .75%

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML &Co., and selected dealers also provide account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor, MLPF&S and selected dealers for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor, MLPF&S and selected dealers for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended December 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class I and Class A Shares as follows:

                                        FAMD         MLPF&S

Class I                                $17            $17

Financial Data Services, Inc. ("FDS"), an indirect, wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services were provided to the Fund by Mercury Advisors.

Certain officers and/or trustees of the Trust are officers and/or directors of Mercury Advisors, PSI, FAMD, FDS, and/or ML & Co.

Certain authorized agents of the Fund charge a fee for accounting and shareholder services that they provide to the Fund on behalf of certain shareholders: the portion of this fee paid by the Fund is included within Transfer agent fees in the Statement of Operations.


December 31, 2000
Mercury HW International Value Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


3  Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended December 31, 2000 were $236,923,731 and $278,882,729, respectively.

Net realized gains (losses) for the six months ended December 31, 2000 and net unrealized gains (losses) as of December 31, 2000 were as follows:

                                              Realized        Unrealized
                                           Gains (Losses)   Gains (Losses)

Long-term investments                      $15,231,411      $166,940,307
Short-term investments                           (100)                --
Foreign currency transactions              (1,550,886)           (2,405)
                                           -----------      ------------
Total                                      $13,680,425      $166,937,902
                                           ===========      ============

As of December 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $166,940,307, of which $264,829,448 related to appreciated securities and $97,889,141 related to depreciated securities. At December 31, 2000, the aggregate cost of investments for Federal income tax purposes was $1,125,653,655.

4  Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $9,189,452 and $(79,287,409) for the six months ended December 31, 2000 and for the year ended June 30, 2000, respectively.

Transactions in capital shares for each class were as follows:

Class I Shares for the Six Months
Ended December 31, 2000++                      Shares      Dollar Amount

Shares sold                                58,388,044     $1,530,501,337
Shares issued to shareholders in reinvestment
of dividends and distributions              4,533,334        107,893,352
                                      ---------------   ----------------
Total issued                               62,921,378      1,638,394,689
Shares redeemed                          (62,785,357)    (1,647,363,568)
                                      ---------------   ----------------
Net increase (decrease)                       136,021    $   (8,968,879)
                                      ===============   ================

Class I Shares for the Year
Ended June 30, 2000++                          Shares      Dollar Amount

Shares sold                               124,995,665     $3,271,006,382
Shares issued to shareholders in reinvestment
of dividends and distributions              3,484,750         89,209,615
                                      ---------------   ----------------
Total issued                              128,480,415      3,360,215,997
Shares redeemed                         (131,064,969)    (3,443,097,857)
                                      ---------------   ----------------
Net decrease                              (2,584,554)    $  (82,881,860)
                                      ===============   ================

++Prior to October 6, 2000, Class I Shares were designated Investor
Class Shares.


December 31, 2000
Mercury HW International Value Fund


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)


Class A Shares for the Six Months
Ended December 31, 2000++SharesDollar Amount

Shares sold                                 1,151,149     $   29,096,956
Shares issued to shareholders in reinvestment
of dividends and distributions                 62,015          1,472,865
                                      ---------------   ----------------
Total issued                                1,213,164         30,569,821
Shares redeemed                             (496,004)       (12,619,927)
                                      ---------------   ----------------
Net increase                                  717,160     $   17,949,894
                                      ===============   ================

Class A Shares for the Year
Ended June 30, 2000++                          Shares      Dollar Amount

Shares sold                                   171,642     $    4,536,924
Shares redeemed                              (35,712)          (942,473)
                                      ---------------   ----------------
Net increase                                  135,930     $    3,594,451
                                      ==============   =================

++Prior to October 6, 2000, Class A Shares were designated
Distributor Class Shares.

Class B Shares for the Period
October 6, 2000++ to December 31, 2000         Shares      Dollar Amount

Shares sold                                     5,500     $      135,183
Shares issued to shareholders in reinvestment
of dividends and distributions                      1                 34
                                      ---------------   ----------------
Total issued                                    5,501            135,217
Shares redeemed                               (2,443)           (60,026)
                                      ---------------   ----------------
Net increase                                    3,058      $      75,191
                                      ===============   ================

++Commencement of operations.

Class C Shares for the Period
October 6, 2000++ to December 31, 2000         Shares      Dollar Amount

Shares sold                                     5,473      $     132,120
Shares issued to shareholders in reinvestment
of dividends and distributions                     48              1,126
                                      ---------------   ----------------
Net increase                                    5,521      $     133,246
                                      ===============   ================


++Commencement of operations.


December 31, 2000
Mercury HW International Value Fund


NOTES TO FINANCIAL STATEMENTS
(CONCLUDED)


5  Short-Term Borrowings:
On December 1, 2000, the Fund along with certain other funds managed by Mercury Advisors and its affiliates, renewed and amended a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the facility bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus
 .50% or a base rate as determined by Bank One, N.A. The Fund did not borrow under the facility during the six months ended December 31, 2000.

6  Commitments:
At December 31, 2000, the Fund had entered into foreign exchange contracts, under which it had agreed to sell various foreign currencies with an approximate value of $8,929,000.

December 31, 2000
Mercury HW International Value Fund